UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2001


                    Wasatch Interactive Learning Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Washington             000-23180                91-1253514
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(State or Other Jurisdiction  (Commission File Number) (IRS Employer Ident. No.)
       of Incorporation)


         5250 South Commerce Drive Suite 101 Salt Lake City, Utah 84107
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (801) 261-1001
               --------------------------------------------------
               Registrant's telephone number, including area code


                                      N/A
                    -----------------------------------------
                    Former Name, if Changed Since Last Report


                                      N/A
                  --------------------------------------------
                  Former Address, if Changed Since Last Report


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Item 2. Acquisition or Disposition of Assets.


     On January 31, 2001, Wasatch ("Wasatch" or "registrant") entered into an Agreement and Plan of Merger with PLATO Learning, Inc., a corporation incorporated under the laws of Delaware ("PLATO") and its wholly owned newly-formed subsidiary ("Merger Sub"). The Agreement and Plan of Merger, as amended by Amendment No. 1 dated February 20, 2001 (the "merger agreement"), provides that, subject to approval of the stockholders of registrant, registrant will merge into Merger Sub and thereby become a wholly owned subsidiary of PLATO (the "merger"). The Board of Directors of Wasatch has recommended that stockholders vote in favor of the merger. Barbara Morris, President and Chief Executive Officer of registrant, Carol Loomis, Vice Present of registrant, and additional stockholders of registrant, have agreed pursuant to voting agreements with PLATO to vote 5,990,377 shares of Wasatch common stock, which in the aggregate approximate 69% of the shares outstanding on the date hereof, in favor of the merger. Under the law of the State of Washington, the holders of two-thirds of the outstanding common stock must approve the merger.

     PLATO's common stock is traded on the Nasdaq National Market System under the symbol "TUTR."

     The following is a summary of the merger. See the merger agreement, filed as an exhibit to this report, for a more complete description of the merger transaction.

     At the effective time of the merger, PLATO common stock with a market value of $12,000,000 will be exchanged for all of the issued and outstanding Wasatch common stock. For each share of Wasatch common stock holders will receive PLATO common stock in an amount equal to the following:

                   $12,000,000 / PLATO per share market value
           Total number of shares of Wasatch common stock outstanding

     PLATO per share market value will be determined as the weighted average of the closing prices of PLATO common stock on the Nasdaq National Market System over the five trading days prior to the date of the merger. Management expects that there will be 9,255,822 shares of Wasatch common stock outstanding immediately prior to the effective time of the merger.

     Completion of the merger is subject to various conditions, including:

     the requisite approval of Wasatch stockholders;

     the registration statements on each of Form S-4, of which the proxy statement/prospectus will form a part, and on Form S-3, containing a prospectus which covers the sale of PLATO common stock by certain affiliates of Wasatch, each of which become effective under the Securities Act of 1933;

     a law or regulation does not make the transaction illegal or any order or injunction does not permanently prohibit the transaction;

     all consents, approvals or action of governmental authorities have been received, expired or terminated;

     the receipt of legal opinions that the merger will be treated as a reorganization for U.S. federal income tax purposes;

     the PLATO common stock issued to Wasatch stockholders in the merger shall have become eligible for trading on the Nasdaq National Market System; and

     other customary contractual obligations set forth in the merger agreement are satisfied.

     The merger agreement is terminable by mutual consent. In addition, PLATO may terminate the merger agreement if:


     the Wasatch board of directors withdraws or adversely modifies its approval or recommendation of the merger;

     Wasatch fails to include its board's recommendation of the merger in this proxy statement/prospectus;

     the Wasatch board of directors recommends any other acquisition proposal;

     Wasatch or any of its directors or officers participates in discussions or negotiations regarding another acquisition proposal in material breach of the merger agreement;

     the Wasatch board of directors resolves to do any of the foregoing;

     Wasatch consummates another acquisition proposal;

     there has been an event or development that causes a material adverse effect on Wasatch;

     certain officers and shareholders of Wasatch do not enter into lock-up agreements; or

     holders of more than 5% of outstanding Wasatch common stock elect to assert their dissenters' rights.

     In addition, Wasatch may terminate the merger agreement:

     if PLATO materially breached its representations, warranties or obligations under the merger agreement, and the breach cannot be cured within 20 business days after notice to PLATO; or

     if the Wasatch debentures have not been redeemed or purchased by Wasatch, accepted by or transferred to PLATO or WILC by May 1, 2001 and Wasatch has not failed to do so when it has the resources and Wasatch has used its reasonable efforts to do so and have complied with its redemption obligations under the Wasatch debentures and is not in breach of its obligations under the merger agreement.

     If the agreement terminates, the parties will have an obligation to share equally the costs and expenses incurred in connection with the filing and printing of the proxy/statement prospectus. In addition, if Wasatch or PLATO terminates the merger agreement as a result of certain events or a lack thereof, or for other specific reasons stated in the merger agreement, Wasatch may be obligated to pay PLATO a termination fee equal to or greater than $2,000,000. If Wasatch or PLATO terminates the merger agreement as a result of certain events or a lack thereof, or for other specific reasons stated in the merger agreement, PLATO may be obligated to pay Wasatch a termination fee equal to $2,000,000.

     Upon the consummation of the merger, Wasatch will have merged with and into a wholly owned subsidiary of PLATO. Wasatch expects that Barbara Morris, Carol Loomis and other members of Wasatch's current management will continue to work at the surviving company after the merger. The senior management of PLATO will have ultimate authority to direct the business and operations of the surviving company.

     The merger will be accounted for under the purchase method of accounting in accordance with accounting principles generally accepted in the United States of America. This means that for accounting and financial reporting purposes, the assets and liabilities of Wasatch will be recorded at their fair value, and any excess of PLATO's purchase price over the fair value will be recorded as intangible assets, including goodwill.

     Each of Wasatch and PLATO generally will bear its own costs and expenses incurred in connection with the merger, whether the merger is consummated or not. The merger agreement provides that PLATO shall pay certain additional fees and expenses in connection with the transaction contemplated by the merger agreement.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c) Exhibits

10.1 Agreement and Plan of Merger dated as of January 31, 2001 by and among PLATO, WILC Acquisition Corporation and Wasatch Interactive Learning Corporation.
10.2   Amendment No. 1 dated February 20, 2001 to Agreement and Plan of Merger.
10.3   Employment Agreement dated January 31, 2001 between PLATO and Barbara
       Morris.
10.4   Employment Agreement dated January 31, 2001 between PLATO and Carol
       Loomis.
10.5 Form of Voting Agreement by and between PLATO and each of Barbara Morris, Carol Loomis and Johnny R. Thomas.
10.6 Form of Voting Agreement by and between PLATO and other stockholders of Wasatch.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     WASATCH INTERACTIVE
                                                     LEARNING CORPORATION
                                                     (Registrant)



Date: February 21, 2001                              By: /s/ Todd F. Brashear
                                                         ---------------------
                                                         Todd F. Brashear,
                                                         Chief Financial Officer